                                                                    Exhibit 99.1


                              LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                    9-1/2% SENIOR SUBORDINATED NOTES DUE 2008

                                       OF

                                HADCO CORPORATION

                                   PURSUANT TO
                        PROSPECTUS DATED         , 1998

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME ON          , 1998, UNLESS EXTENDED. TENDERS OF 9-1/2% SENIOR SUBORDINATED
NOTES DUE 2008 MAY ONLY BE WITHDRAWN UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND HEREIN.

                  The Exchange Agent for the Exchange Offer is:

                       STATE STREET BANK AND TRUST COMPANY

                             Facsimile Transmission:
                          (Eligible Institutions Only)
                                  617-664-5290
                              Confirm by Telephone:
                                  617-664-5587

                      By Mail:                             By Hand/Overnight Delivery:

     State Street Bank and Trust Company               State Street Bank and Trust Company
     Two International Place--                         61 Broadway--
     4th Floor                                         15th Floor
     Boston, MA  02110                                 New York, NY  10006
     Attention:  Corporate Trust Division/Kellie       Attention:  Corporate Trust Division/Kellie Mullen
     Mullen
     Tel.:  (617) 664-5587

                              For Information Call
                                 (617) 664-5587

                     DESCRIPTION OF ORIGINAL NOTES TENDERED
------------------------------------------------------------------------------------------------------------

   Name(s) and Address(es) of Registered Holder(s)                   Original Notes Tendered
    (Please fill in, if blank, exactly as name(s)           (Attach additional schedule, if necessary)
            appear(s) on Original Notes)
------------------------------------------------------ -----------------------------------------------------
                         (1)                                      (2)                        (3)
                                                       -------------------------- --------------------------
                                                         Certificate Number(s)     Total Principal Amount
                                                            (if applicable)           of Original Notes
                                                                                          Tendered
                                                       -------------------------- --------------------------

                                                       -------------------------- --------------------------

                                                       -------------------------- --------------------------

                                                       -------------------------- --------------------------

                                                       -------------------------- --------------------------
                                                                                  Total
------------------------------------------------------ -------------------------- --------------------------

         THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE PROSPECTUS, DATED         ,
1998 (THE "PROSPECTUS"), OF HADCO CORPORATION, A MASSACHUSETTS CORPORATION (THE "COMPANY"), RELATING TO THE OFFER (THE "EXCHANGE OFFER") OF THE COMPANY, UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE PROSPECTUS AND HEREIN AND THE INSTRUCTIONS HERETO, TO EXCHANGE $1,000 PRINCIPAL AMOUNT OF ITS 9-1/2% SENIOR SUBORDINATED NOTES DUE 2008, WHICH HAVE BEEN

REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "EXCHANGE NOTES") FOR EACH $1,000 PRINCIPAL AMOUNT OF THE OUTSTANDING 9-1/2% SENIOR SUBORDINATED NOTES DUE 2008, (THE "ORIGINAL NOTES"), OF WHICH $200 MILLION AGGREGATE PRINCIPAL AMOUNT IS OUTSTANDING. THE MINIMUM PERMITTED TENDER IS $1,000 PRINCIPAL AMOUNT OF ORIGINAL NOTES, AND ALL OTHER TENDERS MUST BE IN INTEGRAL MULTIPLES OF $1,000.

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION BY FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The Exchange Offer will expire at 5:00 p.m., New York City time, on , 1998 (the "Expiration Date"), unless extended.

         HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER THEIR ORIGINAL NOTES TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

         This Letter of Transmittal should be used only to exchange the Original Notes, pursuant to the Exchange Offer as set forth in the Prospectus.

         This Letter of Transmittal is to be used (a) if Original Notes are to be physically delivered to the Exchange Agent or (b) if delivery of Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer-Procedures for Tendering." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         Holders whose Original Notes are not immediately available or who cannot deliver their Original Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date nevertheless may tender their Original Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer-Guaranteed Delivery Procedures." See Instruction 1.

         THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL THE SURRENDER OF ORIGINAL NOTES FOR EXCHANGE BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

         All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus.

         HOLDERS WHO WISH TO EXCHANGE THEIR ORIGINAL NOTES MUST COMPLETE THE BOX BELOW ENTITLED "METHOD OF DELIVERY," COMPLETE COLUMNS (1) THROUGH (3) IN THE BOX ON THE COVER ENTITLED "DESCRIPTION OF ORIGINAL NOTES TENDERED" AND SIGN IN THE APPROPRIATE BOX(ES) BELOW.

                               METHOD OF DELIVERY

[ ]    CHECK HERE IF CERTIFICATES FOR TENDERED ORIGINAL NOTES ARE ENCLOSED
       HEREWITH.

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY SPECIFIED ABOVE AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution:
                                     ------------------------------------------
       Name of Book-Entry Transfer Facility:

       [ ]  The Depository Trust Company

       Account Number:                           Transaction Code Number:
                      -------------------                                -------


[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTIONS 1 AND 4):

       Name(s) of Registered Holder(s):
                                       ----------------------------------------
       Window Ticket Number (if any):
                                       ----------------------------------------
       Date of Execution of Notice of Guaranteed Delivery:
                                                          ---------------------
       Name of Eligible Institution which Guaranteed Delivery:
                                                              -----------------

       IF DELIVERED BY THE BOOK-ENTRY TRANSFER FACILITY, CHECK BOX OF BOOK-ENTRY TRANSFER FACILITY:

       [ ]  The Depository Trust Company

       Account Number:                        Transaction Code Number:
                      ---------------------                           ---------


[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

       Name:
            ------------------------------------------------------------------
       Address:
            ------------------------------------------------------------------
            ------------------------------------------------------------------
            ------------------------------------------------------------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY



Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Original Notes indicated in the box on the cover entitled "Description of Original Notes Tendered." Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Original Notes, and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of the Company and as Trustee under the indenture governing the Original Notes and the Exchange Notes) with respect to such Original Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Original Notes, and to deliver all accompanying evidences of transfer and authenticity to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Company of such Original Notes for exchange pursuant to the Exchange Offer, (b) receive all benefits and otherwise to exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms of the Exchange Offer, and (c) present such Original Notes for transfer on the register for such Original Notes.

         The undersigned acknowledges that prior to this Exchange Offer, there has been no public market for the Original Notes or the Exchange Notes. If a market for the Exchange Notes should develop, the Exchange Notes could trade at a discount from their principal amount. The undersigned is aware that the Company does not intend to list the Exchange Notes on a national securities exchange and that there can be no assurance that an active market for the Exchange Notes will develop.

         The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "Commission") that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Original Notes may be offered for resale, resold and otherwise transferred by any person receiving such Exchange Notes whether or not such person is the holder thereof, (other than any such holder or other person which is (i) a broker-dealer that receives Exchange Notes for its own account in exchange for Original Notes, where such Original Notes were acquired by such broker-dealer as a result of market-making or other trading activities, or (ii) an "affiliate" of the Company or any Guarantor within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of business of such holder or other person, such holder or other person is not engaged in or intending to engage in a distribution of the Exchange Notes, and such holder or other person has no arrangement with any person to participate in the distribution of such Exchange Notes. See Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) and Exxon Capital Holdings Corporation, SEC No-Action Letter (available May 13, 1988).

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes, it represents that the Original Notes to be exchanged for Exchange Notes were acquired as a result of market-making or other trading activities and it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         THE EXCHANGE OFFER IS NOT BEING MADE TO, NOR WILL TENDERS BE ACCEPTED FROM OR ON BEHALF OF, HOLDERS OF THE ORIGINAL NOTES IN ANY JURISDICTION IN WHICH THE MAKING OF THE EXCHANGE OFFER OR

ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION OR WOULD OTHERWISE NOT BE IN COMPLIANCE WITH ANY PROVISION OF ANY APPLICABLE SECURITY LAW.

         The undersigned represents that (a) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned or other person receiving such Exchange Notes, (b) neither the undersigned nor any such other person is engaged in or intends to engage in a distribution of such Exchange Notes, (c) neither the undersigned nor any such other person has any arrangement or understanding with any person to participate in a distribution of the Exchange Notes and (d) neither the undersigned nor any such other person is an "affiliate" as defined under Rule 405 of the Securities Act, of the Company or any Guarantor, or if such holder is such an affiliate, that such holder will comply with the registration and the prospectus delivery requirements of the Securities Act in connection with the disposition of any Exchange Notes to the extent applicable.

         The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Original Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption "The Exchange Offer -- Conditions," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Original Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers will differ from the terms of the Exchange Offer.

         The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Exchange Offer, has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby, and that when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby.

         The undersigned agrees that all authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The undersigned also agrees that, except as stated in the Prospectus, the Original Notes tendered hereby cannot be withdrawn.

         The undersigned understands that tenders of the Original Notes pursuant to any one of the procedures described in the Prospectus under the caption "The Exchange Offer-Procedures for Tendering" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

         The undersigned understands that by tendering Original Notes pursuant to one of the procedures described in the Prospectus and the instructions thereto, the tendering holder will be deemed to have waived the right to receive any payment in respect of interest on the Original Notes accrued up to the date of issuance of the Exchange Notes.

         The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Original Notes tendered. Original Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

         Unless otherwise indicated herein under the box entitled "Special Issuance Instructions" below, Exchange Notes, and Original Notes not validly tendered or accepted for exchange, will be issued in the name of the undersigned or, in the case of a book-entry transfer of Original Notes, credited to the account indicated above at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, Exchange Notes, and Original Notes not validly tendered or accepted for exchange, will be delivered to the undersigned at the address shown below the signature of the undersigned or, in the case of a book-entry transfer of Original Notes, credited to the account indicated above at DTC. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" to transfer any Original Notes from the name of the registered holder thereof if the Company does not accept for exchange any of the principal amount of such Original Notes so tendered.

         All questions as to the validity, form, eligibility (including time of receipt), and withdrawal of the tendered Original Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Original Notes not properly tendered or any Original Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Original Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as the Company shall determine. None of the Company, the Exchange Agent or any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Original Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned (or, in the case of Original Notes tendered by book-entry transfer, credited to an account at
DTC) without cost to such holder by the Exchange Agent to the tendering holders of Original Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.



         THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT DATED MAY 13, 1998 BETWEEN THE COMPANY, THE GUARANTORS AND THE PLACEMENT AGENTS NAME THEREIN, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A EXCHANGING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED IN EXCHANGE FOR ORIGINAL NOTES, WHERE SUCH ORIGINAL NOTES WERE ACQUIRED BY SUCH EXCHANGING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 180 DAYS AFTER THE EXPIRATION DATE OR, IF EARLIER, WHEN ALL SUCH EXCHANGE NOTES HAVE BEEN DISPOSED OF BY SUCH EXCHANGING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED ORIGINAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (AN "EXCHANGING BROKER-DEALER"), BY TENDERING SUCH ORIGINAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH EXCHANGING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR
OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE EXCHANGING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE.

         THE UNDERSIGNED, BY COMPLETING THE BOX ON THE COVER ENTITLED "DESCRIPTION OF ORIGINAL NOTES TENDERED" AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AND MADE CERTAIN REPRESENTATIONS (INCLUDING AS TO FINANCIAL STATUS) DESCRIBED IN THE PROSPECTUS AND HEREIN.



                                    SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

X
 -----------------------------------------------------------------------------
X
 -----------------------------------------------------------------------------
               (SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY)

         Must be signed by the registered holder(s) of Original Notes exactly as their name(s) appear(s) on certificate(s) for the Original Notes or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person is acting in a fiduciary or representative capacity, please provide the following information. See Instruction 3.

Name(s):
        ----------------------------------------------------------------------

 -----------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
                      --------------------------------------------------------
Address:
         ---------------------------------------------------------------------
 -----------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and Telephone No.:
                            --------------------------------------------------
Tax Identification or Social Security Number(s):
                                                 -----------------------------
                               SIGNATURE GUARANTEE
                               (SEE INSTRUCTION 3)


 -----------------------------------------------------------------------------
            (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURE(S))

 -----------------------------------------------------------------------------
 (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NO., INCLUDING AREA CODE, OF FIRM)

 -----------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

 -----------------------------------------------------------------------------
                                 (PRINTED NAME)

 -----------------------------------------------------------------------------
                                     (TITLE)

Date:                   , 1998
     -------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 3, 4 AND 6)

         To be completed ONLY if certificates for Original Notes in a principal amount not exchanged and/or certificates for Exchange Notes are to be issued in the name of someone other than the undersigned, of if Original Notes are to be returned by credit to an account maintained by the Book-Entry Transfer Facility.

Issue (check appropriate box)
[ ]  Exchange Notes to:
[ ]  Original Notes to:

Name:
        -----------------------------
            (Please Print)
Address:
       ------------------------------
       ------------------------------
                  (Zip Code)

       ------------------------------
          Taxpayer Identification Number

             (YOU MUST ALSO COMPLETE
           SUBSTITUTE FORM W-9 BELOW.)

Credit unaccepted or withdrawn Original Notes tendered by book-entry transfer to:

[ ]  The Depository Trust Company

account set forth below


--------------------------------------
      (DTC ACCOUNT NUMBER)


                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 3, 4 AND 6)



         To be completed ONLY if certificates for Original Notes in a principal amount not exchanged and/or certificates for Exchange Notes are to be sent to someone other than the undersigned at an address other than that shown above.

     Deliver (check appropriate box)
  [ ]  Exchange Notes to:
  [ ]  Original Notes to:

  Name:
        -------------------------------
             (Please Print)
  Address:
         ------------------------------
         ------------------------------
                  (Zip Code)

         ------------------------------
     Taxpayer Identification Number

            (YOU MUST ALSO COMPLETE
          SUBSTITUTE FORM W-9 BELOW.)

                                  INSTRUCTIONS

                 FORMING PART OF THE TERMS AND CONDITIONS OF THE
                                 EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. To be effectively tendered pursuant to the Exchange Offer, the Original Notes (or timely confirmation of a book-entry transfer of such Original Notes into the Exchange Agent's account at DTC), together with a properly completed Letter of Transmittal (or facsimile thereof), duly executed by the registered holder thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Transmittal. If the beneficial owner of any Original Notes is not the registered holder, then such person may validly tender his or her Original Notes only by obtaining and submitting to the Exchange Agent a properly completed Letter of Transmittal from the registered holder. ORIGINAL NOTES SHOULD BE DELIVERED ONLY TO THE EXCHANGE AGENT AND NOT TO THE COMPANY OR TO ANY OTHER PERSON.

         THE METHOD OF DELIVERY OF ORIGINAL NOTES AND THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER, BUT IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED OR CERTIFIED MAIL WITH RETURN RECEIPT REQUESTED. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT ORIGINAL NOTES USE AN OVERNIGHT OR HAND DELIVERY SERVICE.

         IF CERTIFICATES FOR ORIGINAL NOTES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

         If a holder desires to tender Original Notes and such holder's Original Notes are not immediately available or time will not permit such holder's Letter or Transmittal, Original Notes, or other required documents to reach the Exchange Agent on or before the Expiration Date or such holder cannot complete the procedures for book-entry transfer on a timely basis, such holder's tender may be effected if:

         (a) such tender is made by or through an Eligible Institution (as defined);

         (b) prior to the Expiration Date, the Exchange Agent has received a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) from such Eligible Institution setting forth the name and address of the holder of such Original Notes, the certificate number or numbers of such Original Notes and the principal amount of Original Notes tendered and stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, a duly executed Letter of Transmittal, or facsimile thereof, together with the Original Notes to be tendered in proper form for transfer (or a confirmation of a book-entry transfer into the Exchange Agent's account at the Depository of Original Notes delivered electronically) and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

         (c) this Letter of Transmittal (or facsimile thereof), a Notice of Guaranteed Delivery and Original Notes, in proper form for transfer (or a confirmation of a book-entry transfer into the Exchange Agent's account at the Depository of Original Notes delivered electronically), and all other required documents are received by the Exchange Agent within three business days after the date of such telegram, facsimile transmission or letter.

         2. WITHDRAWAL OF TENDERS. Tendered Original Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, unless previously accepted for exchange.

         To be effective, a written or facsimile transmission notice of withdrawal must (a) be received by the Exchange Agent at one of its addresses set forth on the first page of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date, unless previously accepted for exchange, (b) specify the name of the person who tendered the Original Notes,
(c) contain the description of the Original Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Original Notes and the aggregate principal amount represented by such Original Notes and (d) be signed by the holder of such Original Notes in the same manner as the original signature appears on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence sufficient to have the Trustee with respect to the Original Notes register the transfer of such Original Notes into the name of the holder withdrawing the tender. The notice must also specify the name in which any such Original Notes are to be registered, if different from that of the depositor of such Original Notes. If Original Notes have been tendered pursuant to the procedures for book-entry transfer, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of the Original Notes. The signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution unless such Original Notes have been tendered (a) by a registered holder of Original Notes who has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) for the account of an Eligible Institution. All questions as to the validly, form and eligibility (including time of receipt) of such withdrawal notices shall be determined by the Company, whose determination shall be final and binding on all parties. If the Original Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt by the Exchange Agent of a written or facsimile transmission notice of withdrawal even if physical release is not yet effected. Withdrawals may not be rescinded, and any Original Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, properly withdrawn Original Notes may be retendered by following one of the procedures described under "The Exchange Offer -- Procedures for Tendering" in the Prospectus at any time on or prior to the applicable Expiration Date.

         Any Original Notes which have been tendered but which are not accepted for exchange will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

         Where Original Notes were tendered by book-entry transfer and such Original Notes are to be returned to the holder thereof for any reason, such Original Notes will be credited to the account of such holder maintained at DTC, and such procedure shall satisfy the Company's obligation to return Original Notes in the event such return is required by the terms described herein and in the Prospectus.

         3. SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

         If any Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any Original Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

         When this Letter of Transmittal is signed by the registered holder or holders specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required unless Exchange Notes are to be issued, or certificates for any untendered principal amount of Original Notes are to be reissued, to a person other than the registered holder.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of any certificate(s) specified herein such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s).

         If this Letter of Transmittal or a Notice of Guaranteed Delivery or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

         Except as described below, signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, need not be guaranteed if the Original Notes tendered pursuant hereto are tendered (a) by a registered holder of Original Notes who has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or
(b) for the account of an Eligible Institution. In the event that signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (each as "Eligible Institutions").

         Endorsements on certificates for Original Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

         4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate in the applicable box the name and address to which certificates for Exchange Notes and/or substitute certificates evidencing Original Notes for the principal amounts not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any Original Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

         5. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law of the United States requires that a holder of Original Notes whose Original Notes are accepted for exchange provide the Company with his correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number, or otherwise establish an exemption from backup withholding. If the Company is not provided with the correct taxpayer identification number, the exchanging holder of Original Notes may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, interest on the Exchange Notes acquired pursuant to the Exchange Offer may be subject to backup withholding in an amount equal to 31% of any interest payment. If withholding occurs and results in an overpayment of taxes, a refund may be obtained.

         To prevent backup withholding, each exchanging holder of Original Notes subject to backup withholding must provide his correct taxpayer identification number by completing the Substitute Form W-9 provided in this Letter of Transmittal, certifying that the taxpayer identification number provided is correct (or that the exchanging holder of Original Notes is awaiting a taxpayer identification number) and that either (a) the exchanging holder has not yet notified by the IRS that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the IRS has notified the exchanging holder that such holder is no longer subject to backup withholding.

         Certain exchanging holders of Original Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A foreign individual and other exempt holders (i.e. corporations) should certify, in accordance with the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9," to such exempt status on the Substitute Form W-9 provided in this Letter of Transmittal.

         6. TRANSFER TAXES. Holders tendering pursuant to the Exchange Offer will not be obligated to pay brokerage commissions or fees or to pay transfer taxes with respect to their exchange under the Exchange Offer unless the box entitled "Special Issuance Instructions" in this Letter of Transmittal has been completed, or unless the Exchange Notes are to be issued to any person other than the holder of the Original Notes tendered for exchange. The Company will pay all other charges or expenses in connection with the Exchange Offer. If holders tender Original Notes for exchange and the Exchange Offer is not consummated, certificates representing the Original Notes will be returned to the holders at the Company's expense.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) specified in this Letter of Transmittal.

         7. INADEQUATE SPACE. If the space provided herein is inadequate, the aggregate principal amount of the Original Notes being tendered and the certificate numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

         8. PARTIAL TENDERS. Tenders of Original Notes will be accepted only in integral multiples of $1,000. If tenders are to be made with respect to less than the entire principal amount of any Original Notes, fill in the principal amount of Original Notes which are tendered in column (3) in the box on the cover entitled "Description of Original Notes Tendered." In the case of partial tenders, new certificates representing the Original Notes in fully registered form for the remainder of the principal amount of the Original Notes will be sent to the person(s) signing this Letter of Transmittal, unless otherwise indicated in the appropriate place on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Exchange Offer.

         9. MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES. Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

         10. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be obtained from the Exchange Agent at its telephone number set forth on the cover.

                PAYER'S NAME: STATE STREET BANK AND TRUST COMPANY
--------------------------------------------------------------------------------

SUBSTITUTE                              Part I - PLEASE PROVIDE
FORM W-9                                YOUR TIN IN THE BOX AT
Department of the Treasury              RIGHT AND CERTIFY BY           ------------------------------
Internal Revenue Service                SIGNING AND DATING                     Social Security Number
                                        BELOW.
Payer's Request for Taxpayer's
Identification Number (TIN)                                            OR
                                                                          --------------------------
                                                                           Employer Identification Number

--------------------------------------------------------------------------------

CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

        ---------------------------------------- -------------------------------
                  PART II -- AWAITING TIN [ ]             PART III -- EXEMPT [ ]
        ---------------------------------------- -------------------------------

        CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part III.

Signature                                               Date
         --------------------------------                   --------------------

PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)
Please fill out your name and address below:

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address (Number and street)

--------------------------------------------------------------------------------
City, State and Zip Code


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
           PART II OF SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor by the time of payment, 31% of all reportable payments made to me will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.


----------------------------------               -------------------------------
                 Signature                                     Date